UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 14, 2009
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
EX-99.1 Press Release issued by RXi Pharmaceuticals Corporation on August 20, 2009.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 14, 2009, Stephen DiPalma, Executive Vice President of Business Operations and Chief Financial Officer of RXi Pharmaceuticals Corporation (the “Company” or “RXi”), informed the Company that he is resigning from RXi, effective August 28, 2009 to pursue other opportunities.
A copy of the press release issued in connection with Mr. DiPalma’s resignation is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.
          99.1 Press Release issued by RXi Pharmaceuticals Corporation on August 20, 2009.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION

Date: August 20, 2009	By:	/s/ Tod Woolf

	Name:	Tod Woolf
	Title:	Chief Executive Officer

Index to Exhibits

99.1 Press Release issued by RXi Pharmaceuticals Corporation on August 20, 2009.